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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  October 14, 2002
                                           -------------------------------------

                          BENTLEY COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its chapter)

          Florida                      000-27347                 58-2534003
----------------------------         -------------           -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation                 File Number)           Identification No.)


        98 Shoreline Way, Hampton, GA 30228                       30228
      ----------------------------------------                  ----------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code   (770) 471-4944


            11301 Olympic Boulevard, Suite 680, Los Angeles, CA 90064
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 14, 2002, Bentley Communications Corp. ("Bentley") agreed to acquire Kryptosima LLC, a Georgia limited liability company ("Kryptosima") by causing Bentley's wholly-owned subsidiary, Kryptosima Acquisition Corp., a Georgia corporation, to exchange 50,000,000 shares of Bentley common stock for 100% of the outstanding membership interests of Kryptosima. Kryptosima was founded in January 2000 to develop new Internet payment methods. Kryptosima's founders all have 20-30 years experience developing and marketing services, software and/or hardware for the payments industry. The assets involved in the transaction consist of computer equipment (servers and encryption module), inventory of PIN pads, intellectual property in the form of software and pending patent applications, business relationships and goodwill. Mr. Harry Hargens, the President of Kryptosima, became an officer and director of Bentley on October 10, 2002. The transaction was unanimously approved by Bentley's board of directors, Gordon F. Lee, L.D. Serafino, and Harry Hargens.

ITEM 5.  OTHER EVENTS

On October 10, 2002, Gordon F. Lee resigned the offices of Chief Executive Officer, Chief Financial Officer, President and Secretary of Bentley. Mr. Harry Hargens was appointed to the offices of Chief Executive Officer, Chief Financial Officer, President and Secretary of Bentley. Mr. Hargens is also the President of Kryptosima.

On October 18, 2002, the Board voted to move the principal office of Bentley to 98 Shoreline Way, Hampton, GA 30228. The new telephone number is (770) 471-4944 and the facsimile number is (770) 471-5686.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Bentley will amend this Form 8-K to include the financial statements required by Item 7 within 60 days.

         (b)      Exhibits

Exhibit No.       Description
-----------       -----------

10.1     Stock for Stock Acquisition Agreement
10.2     Amendment to Stock for Stock Acquisition Agreement
10.3     Severance Agreement

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized

Date:  October 23, 2002                           Bentley Communications Corp.


                                                  /s/ Harry Hargens
                                                  ----------------------------
                                                  Harry Hargens
                                                  President